U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 15, 2000



                              HADRO RESOURCES, INC.
        Exact name of small business issuer as specified in its charter)

                                     NEVADA
              (State or other Jurisdiction as Specified in Charter



        00-25579                                         87-0571853
(Commission file number)                    (I.R.S. Employer Identification No.)



                                  145 Tyee Road
                                   Suite 1526
                         Point Roberts, Washington 98281
                    (Address of Principal Executive Offices)

                                 (604) 943-7515
                           (Issuer's telephone number)

Items 1 through 4, 6 and 8 not applicable.

Item 5. Other Events

     Reference is made to the press release issued to the public by Registrant on December 14, 2000, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

         Not Applicable.

     (b) Pro Forma Financial Information.

         Not Applicable.

     (c) Exhibits.

         99.1 Press Release dated December 14, 2000.








                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            HADRO RESOURCES, INC.


Date: December 15, 2000                     By: /s/ Grant Atkins
                                            --------------------
                                            Grant Atkins, President